UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 22, 2008

AF Financial Group

(Exact name of registrant as specified in its charter)

Federally Chartered	0-24479	56-2098545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 East Ashe Street

West Jefferson, North Carolina 28694

(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 246-4344

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On February 22, 2008, AF Financial Group issued a press release to announce that the Company’s tender offer for the purchase of all shares of its common stock held by persons owning 99 or fewer shares as of the close of business on December 13, 2007 has expired as of 5:00 p.m. on February 22, 2008. The offer was made pursuant to the Offer to Purchase dated January 16, 2008 and related materials, including the Letter of Transmittal. The Company’s transfer agent will begin making cash payments to all those persons who returned properly executed Transmittal Letters. A copy of the press release is attached hereto as Exhibit 99(a) and incorporated by reference.

Item 9.01	Financial Statements and Exhibits

99(a)	Press Release dated February 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AF Financial Group

Date: February 22, 2008	By:	/s/ Melanie P. Miller
Melanie P. Miller, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99(a)	Press Release dated February 22, 2008